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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2003

                         ------------------------------

                               U.S. CONCRETE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      000-26025               76-0588680
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

             2925 Briarpark, Suite 500
                  Houston, Texas                        77042
       (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (713) 499-6200

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Item 7.   Financial Statements and Exhibits.

          (c)    Exhibits.

          99.1   Press release dated May 1, 2003.

Item 9.   Regulation FD Disclosure.

     On May 1, 2003, U.S. Concrete, Inc. issued a press release announcing financial results for the first quarter of 2003. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated herein by reference.

     Pursuant to SEC Release No. 33-8216, the information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition."

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 U.S. CONCRETE, INC.

Date: May 1, 2003                By:  /s/ Eugene P. Martineau
                                    --------------------------------
                                          Eugene P. Martineau
                                          President and Chief Executive Officer

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                                INDEX TO EXHIBITS

Number   Exhibit
------   -------
 99.1    Press release dated May 1, 2003